UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2007

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-21696                    22-3106987
  (State or other                  (Commission               (I.R.S. Employer
   jurisdiction                    File Number)             Identification No.)
 of incorporation)


        26 Landsdowne Street, Cambridge, Massachusetts            02139
        (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         Other Events.

               In a press release dated June 3, 2007, ARIAD Pharmaceuticals, Inc. announced that AP23573 - its novel mTOR inhibitor - demonstrated efficacy and was well tolerated as a single agent in a multi-center Phase 2 trial in metastatic endometrial cancer involving 45 patients, all of whom had progressive disease. The primary end-point of the trial - evidenced by significant clinical-benefit response (CBR) rates - was achieved. Twenty-nine percent (29%) of patients had a CBR - tumor regression or disease stabilization - including 10% with partial responses.

               A copy of the press release is filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.




ITEM 9.01         Financial Statements and Exhibits.

                 (c) The following exhibits are filed with this report

                     Exhibit
                     Number             Description
                     ------             -----------
                     99.1               Press release dated June 3, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARIAD Pharmaceuticals, Inc.



                           By:      /s/ Edward M. Fitzgerald
                              --------------------------------------------------
                                    Edward M. Fitzgerald
                                    Senior Vice President, Finance and Corporate
                                    Operations, Chief Financial Officer


Date:    June 4, 2007

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
------            -----------
99.1              Press release dated June 3, 2007